EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS SEPTEMBER 2004

OPERATIONAL PERFORMANCE

HOUSTON, Oct. 1, 2004 - Continental Airlines (NYSE: CAL) today reported a September consolidated (mainline plus regional) load factor of 74.5 percent, 2.8 points above last year's September consolidated load factor. The carrier reported a mainline load factor of 75.2 percent, 2.9 points above last year's September mainline load factor and a domestic mainline load factor of 74.3 percent, 3.0 points above September 2003. All three were operational records for September. In addition, the airline had an international mainline September load factor of 76.4 percent, 2.6 points above September 2003.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 85.9 percent and a mainline completion factor of 98.4 percent.

The three major hurricanes in September - Frances, Ivan, and Jeanne - had a minimal effect on Continental Airlines' hub operations and together are estimated to have cost the carrier approximately $6 million in revenue.

In September 2004, Continental flew 5.6 billion consolidated revenue passenger miles (RPMs) and 7.6 billion consolidated available seat miles (ASMs), resulting in a traffic increase of 11.8 percent and a capacity increase of 7.7 percent as compared to September 2003. In September 2004, Continental flew 5.1 billion mainline RPMs and 6.7 billion mainline ASMs, resulting in a traffic increase of 11.0 percent and a capacity increase of 6.8 percent as compared to September 2003. Domestic mainline traffic was 2.8 billion RPMs in September 2004, up 5.6 percent from September 2003, and domestic mainline capacity was 3.8 billion ASMs, up 1.3 percent from September 2003.

For the month of September 2004, both consolidated and mainline passenger RASM are estimated to have decreased between 1.0 and 2.0 percent compared to September 2003. For August 2004, consolidated RASM decreased 0.5 percent compared to August 2003 and mainline RASM decreased 1.1 percent.

Continental ended the quarter with unrestricted cash and short-term investments of approximately $1.54 billion.

Continental's regional operations (Continental Express) set a record September load factor of 69.2 percent, 2.3 points above last year's September load factor. Regional RPMs were 577.4 million and regional ASMs were 834.9 million in September 2004, resulting in a traffic increase of 19.5 percent and a capacity increase of 15.5 percent versus September 2003.

Continental Airlines is the world's sixth-largest airline with more than 3,000 daily departures throughout the Americas, Europe and Asia. Continental serves 151 domestic and 120 international destinations - more than any other airline in the world - and nearly 200 additional points are served via SkyTeam alliance airlines. With 42,000 employees, the airline has hubs serving New York, Houston, Cleveland and Guam, and carries approximately 51 million passengers per year. In 2004, Continental has earned awards and critical acclaim for both its operation and its corporate culture. FORTUNE ranks Continental one of the 100 Best Companies to Work For in America, an honor it has earned for six consecutive years, and also ranks Continental as the top airline in its Most Admired Global Companies in 2004. The carrier won major awards at the 2004 OAG Airline of the Year Awards including "Airline of the Year," "Best Airline Based in North America" and "Best Executive/Business Class." For more company information, visit continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2003 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

PRELIMINARY TRAFFIC RESULTS
SEPTEMBER	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	2,815,357	2,666,752	5.6 Percent

International	2,244,905	1,890,301	18.8 Percent
Transatlantic	1,246,741	985,373	26.5 Percent
Latin America	513,611	450,848	13.9 Percent
Pacific	484,553	454,081	6.7 Percent

Mainline	5,060,262	4,557,053	11.0 Percent

Regional	577,405	483,330	19.5 Percent

Consolidated	5,637,667	5,040,383	11.8 Percent

AVAILABLE SEAT MILES (000)
Domestic	3,791,439	3,741,969	1.3 Percent

International	2,938,051	2,561,590	14.7 Percent
Transatlantic	1,566,876	1,258,044	24.5 Percent
Latin America	764,687	690,084	10.8 Percent
Pacific	606,488	613,462	(1.1) Percent

Mainline	6,729,489	6,303,559	6.8 Percent

Regional	834,895	722,903	15.5 Percent

Consolidated	7,564,385	7,026,462	7.7 Percent

PASSENGER LOAD FACTOR
Domestic	74.3 Percent	71.3 Percent	3.0 Points

International	76.4 Percent	73.8 Percent	2.6 Points
Transatlantic	79.6 Percent	78.3 Percent	1.3 Points
Latin America	67.2 Percent	65.3 Percent	1.9 Points
Pacific	79.9 Percent	74.0 Percent	5.9 Points

Mainline	75.2 Percent	72.3 Percent	2.9 Points

Regional	69.2 Percent	66.9 Percent	2.3 Points

Consolidated	74.5 Percent	71.7 Percent	2.8 Points

ONBOARD PASSENGERS
Mainline	3,113,567	2,979,830	4.5 Points

Regional	1,078,915	949,247	13.7 Points

Consolidated	4,192,482	3,929,077	6.7 Points

CARGO REVENUE TON MILES (000)
Total	84,764	72,436	17.0 Percent

YEAR-TO-DATE	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	28,466,078	27,172,108	4.8 Percent

International	21,000,519	17,211,562	22.0 Percent
Transatlantic	10,016,085	7,900,730	26.8 Percent
Latin America	6,607,228	5,899,670	12.0 Percent
Pacific	4,377,206	3,411,162	28.3 Percent

Mainline	49,466,597	44,383,670	11.5 Percent

Regional	5,447,334	4,139,261	31.6 Percent

Consolidated	54,913,931	48,522,931	13.2 Percent

AVAILABLE SEAT MILES (000)
Domestic	36,836,693	35,465,800	3.9 Percent

International	26,970,795	23,330,993	15.6 Percent
Transatlantic	12,470,798	10,363,126	20.3 Percent
Latin America	8,903,662	7,936,220	12.2 Percent
Pacific	5,596,335	5,031,647	11.2 Percent

Mainline	63,807,488	58,796,793	8.5 Percent

Regional	7,699,506	6,108,648	26.0 Percent

Consolidated	71,506,994	64,905,441	10.2 Percent

PASSENGER LOAD FACTOR
Domestic	77.3 Percent	76.6 Percent	0.7 Points

International	77.9 Percent	73.8 Percent	4.1 Points
Transatlantic	80.3 Percent	76.2 Percent	4.1 Points
Latin America	74.2 Percent	74.3 Percent	(0.1) Points
Pacific	78.2 Percent	67.8 Percent	10.4 Points

Mainline	77.5 Percent	75.5 Percent	2.0 Points

Regional	70.7 Percent	67.8 Percent	2.9 Points

Consolidated	76.8 Percent	74.8 Percent	2.0 Points

ONBOARD PASSENGERS
Mainline	32,119,454	30,560,450	5.1 Points

Regional	10,110,460	8,367,917	20.8 Points

Consolidated	42,229,914	38,928,367	8.5 Points

CARGO REVENUE TON MILES (000)
Total	749,557	679,544	10.3 Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
SEPTEMBER	2004	2003	Change
On-Time Performance[1]	85.9%	78.1%	7.8 Points
Completion Factor[2]	98.4%	99.1%	(0.7) Points

YEAR-TO-DATE	2004	2003	Change
On-Time Performance[1]	78.4%	82.3%	(3.9) Points
Completion Factor[2]	99.5%	99.4%	0.1 Points

August 2004 consolidated breakeven load factor[3,4]			80.4 Percent
September 2004 estimated year-over-year consolidated RASM change			(2.0)-(1.0) Percent
September 2004 estimated year-over-year mainline RASM change			(2.0)-(1.0) Percent
September 2004 estimated average price per gallon of fuel, including fuel taxes			1.26 Dollars
September 2004 estimated consolidated breakeven load factor[3,5]			88 Percent
September 2004 actual consolidated load factor[6]			74.5 Percent
October 2004 estimated consolidated breakeven load factor[3]			87 Percent

YEAR-OVER-YEAR CONSOLIDATED RASM
	2003 vs. 2002	2003 vs. 2001
August	5.5 Percent	3.0 Percent
September	7.2 Percent	21.6 Percent
October	6.7 Percent	17.7 Percent
November	7.0 Percent	6.3 Percent
December	2.3 Percent	14.0 Percent
	2004 vs. 2003	2004 vs. 2002
January	1.7 Percent	6.1 Percent
February	(1.0) Percent	(0.3) Percent
March	6.1 Percent	(4.2) Percent
April	3.8 Percent	4.8 Percent
May	(2.0) Percent	1.5 Percent
June	1.9 Percent	4.1 Percent
July	2.9 Percent	9.8 Percent
August	(0.5) Percent	5.0 Percent
September (estimated)	(2.0)-(1.0) Percent	5.0-6.0 Percent

YEAR-OVER-YEAR MAINLINE RASM
	2003 vs. 2002	2003 vs. 2001
August	4.4 Percent	1.5 Percent
September	5.3 Percent	16.7 Percent
October	4.4 Percent	14.1 Percent
November	5.5 Percent	3.7 Percent
December	1.7 Percent	12.0 Percent
	2004 vs. 2003	2004 vs. 2002
January	0.9 Percent	4.5 Percent
February	(2.5) Percent	(2.9) Percent
March	4.9 Percent	(7.4) Percent
April	3.1 Percent	2.1 Percent
May	(3.0) Percent	(1.1) Percent
June	1.3 Percent	1.6 Percent
July	2.8 Percent	7.8 Percent
August	(1.1) Percent	3.2 Percent
September (estimated)	(2.0)-(1.0) Percent	3.0-4.0 Percent

1 Department of Transportation Arrivals within 14 minutes

2 Mainline Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Charge related to MD-80 aircraft retirement increased the breakeven load factor by 1.0 percentage point.

5 Income related to net fair market value adjustment of trading securities net of charges related to MD-80 aircraft retirements and other items reduced the breakeven load factor by 1 percentage point.

6 Includes Continental Airlines and Continental Express.

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